================================================================================

                             BARGAIN AND SALE DEED

                                dated May 5, 1998

                                      from

                               HYSON JOINT VENTURE

                                             Grantor

                                       to

                            WESTERN BEEF RETAIL, INC.

                                             Grantee

================================================================================

                         Section: 5
                         Block: 1313
                         Lot: 1, 14, 19, 26, 89 and 91
                         County: Kings

Please record and return to:

George Cacoulidis, Esq.
Salon, Marrow & Dyckman
685 Third Avenue
21st Floor
New York, NY 10017

                             BARGAIN AND SALE DEED

THIS INDENTURE, made May 5, 1998 between HYSON JOINT VENTURE, a New York general partnership, having an address at 40 Seeley Street, Brooklyn, NY 11218 ("Grantor"), and WESTERN BEEF RETAIL, INC., a New York corporation, having an address at 47-05 Metropolitan Avenue, Ridgewood, NY 11365 ("Grantee").

WITNESSETH, that Grantor, in consideration of Ten Dollars and other valuable consideration, the receipt and sufficiency of which hereby are acknowledged, does hereby grant and release unto Grantee and the legal representatives, successors and Grantee forever,

ALL those certain plots, pieces or parcels of land, with the buildings and improvements thereon erected, situate, lying and in the Borough of Brooklyn, County of Kings, City and State of New York, being more particularly described in Schedule A attached hereto and made a part hereof,

TOGETHER with all right, title and interest, if any, of Grantor in and to any streets and roads abutting the above described premises to the center lines thereof,

TOGETHER with the appurtenances and all the estate and rights of Grantor in and to said premises,

SUBJECT TO all laws, ordinances and regulations of governmental authorities affecting said premises; the state of facts a current survey of said premises would show; and all matters of record.

TO HAVE AND TO HOLD the premises herein granted unto Grantee and the legal representatives, successors and assigns of Grantee forever.

Grantor is the owner of said premises. Said premises are not located in an agricultural district.

Grantor covenants that Grantor has not done or suffered anything whereby said premises have been encumbered in any way whatever, except as set forth herein.

Grantor, in compliance with Section 13 of the Lien Law, covenants that Grantor will receive the consideration for this conveyance

                         Bargain and Sale Deed: Page 1
and will hold the right to receive such consideration as a trust fund to be applied first for the purpose of paying the cost of the improvement before using any part of the total of the same for any other purpose.

IN WITNESS WHEREOF Grantor has duly executed this deed on the date first above written.

In the presence of:

                                        HYSON JOINT VENTURE

                               By: /s/ Jeffrey S. Aaron
                                   -------------------------------------
                                   Jeffrey S. Aaron, General Partner


    /s/ Audrey M. Toro
---------------------------
          Witness

STATE OF NEW YORK)
                 )ss.:
COUNTY OF NASSAU )

On the 5th day of May, 1998, before me personally came Jeffrey S. Aaron, to me known, who, being by me duly sworn, did depose and say that he resides at 4500 Gefion Court, Apartment 105, Lake Worth, Florida 33467; that he is a general partner of HYSON JOINT VENTURE, the partnership described in and which executed the foregoing Deed; that he had authority to execute said Deed; and that he executed said Deed in the name of HYSON JOINT VENTURE for and on behalf of said partnership.

                                       /s/ Beatrice Greenberg
                                       ----------------------
                                           Notary Public

                                            [NOTARY SEAL]

                         Bargain and Sale Deed: Page 2

                       SCHEDULE A TO BARGAIN AND SALE DEED

PARCEL A, BLOCK 1313, LOT 1

ALL that certain plot, piece or parcel of land, with buildings and improvements thereon erected, situate, lying and being in the Borough of Brooklyn, County of Kings, City and State of New York, bounded and described as follows:

BEGINNING at the corner formed by the intersection of the northerly side of Sterling Street with the easterly side of Washington Avenue;

RUNNING THENCE northerly along the easterly side of Washington Avenue 16 feet 4-3/4 inches to the easterly side of Franklin Avenue;

THENCE northerly along the easterly side of Franklin Avenue 195 feet 5-3/8 inches to the southerly side of Empire Boulevard;

THENCE easterly along the southerly side of Empire Boulevard 152 feet 4-1/8 inches;

THENCE southerly at right angles to the southerly side of Empire Boulevard part of the distance through a party wall as set forth in a Party Wall Agreement between Aaron Construction Company Inc. and Fanwood Building Corporation dated May 12, 1924 and recorded September 19, 1924 in Liber 4445 at Page 269, 200 feet to the northerly side of Sterling Street;

THENCE westerly along the northerly side of Sterling Street 12 feet 10-1/4 inches to the northwesterly side of lot number 1 as laid down on a certain map entitled "Map of Lots in Flatbush Kings County New York" belonging to Charles McCauley & others surveyed by S.A. Beers City Surveyor and filed in the office of the Register of the County of Kings in December 1868;

THENCE northeasterly along the said northwesterly side of lot number 1 on said map 31 feet 8-5/8 inches to the northwesterly line of land of heirs of Garritson;

THENCE northwesterly along said land of the heirs of Garritson 47 feet 8 inches to the southeasterly line of lot number 23 as laid down on a certain map entitled "Real Estate", the property of the

                   Schedule A to Bargain and Sale Deed: Page 1 heirs of Samuel Garritson situate in Flatbush, L.I. surveyed by Roswell Graves Jr., August 1836 and filed in the office of the Register of the County of Kings on September 2, 1837;

THENCE southwesterly along the southeasterly side of said lot number 23 and along the southeasterly side of lot 48 as laid down on said last mentioned map 180 feet 10-1/2 inches to the northerly side of Sterling Street;

THENCE westerly along the northerly side of Sterling Street 33 feet 1-3/4 inches to the corner the point or place of BEGINNING.

SUBJECT to terms, covenants and restrictions contained in the Party Wall Agreement between Aaron Construction Company Inc. and Fanwood Building Corporation, dated May 12, 1924 and recorded September 19, 1924 in Liber 4445 at Page 269.

SUBJECT to terms, covenants, restrictions and setbacks contained in deeds recorded in the office of the Register of the County of Kings in Liber 840 of conveyances Page 347 and Liber 863 of conveyances Page 138 provided same are in force and effect.

                                     *****

PARCEL B, BLOCK 1313, LOTS 14, 19 AND 26

ALL that certain plot, piece or parcel of land, with the buildings and improvements thereon erected, situate, lying and being in the Borough of Brooklyn, County of Kings, City and State of New York, bounded and described as follows:

BEGINNING at a point on the southerly side of Empire Boulevard (formerly known as Malbone Street) distant four hundred feet westerly from the corner formed by the intersection of the southerly side of Empire Boulevard with the westerly side of Bedford Avenue;

BEGINNING THENCE westerly along the southerly side of Empire Boulevard three hundred and forty feet seven and five-eighths inches to the line of land of the Aaron Construction Co. Inc.

THENCE southerly along the line of land of the Aaron Construction Co. Inc. one hundred feet;

                   Schedule A to Bargain and Sale Deed: Page 2

THENCE easterly parallel with Empire Boulevard three hundred and forty feet, seven and five-eighths inches;

THENCE northerly parallel with Bedford Avenue one hundred feet to the southerly side of Empire Boulevard, the point or place of BEGINNING.

SUBJECT to terms, covenants, restrictions and setback contained in deeds recorded in the office of the Register of the County of Kings in Liber 840 of conveyances Page 347 and Liber 863 of conveyances Page 138 provided same are in force and effect.

                                     *****

PARCEL C, BLOCK 1313, LOT 89

ALL that certain plot, piece or parcel of land, with the buildings and improvements thereon erected, situate, lying and being in the Borough of Brooklyn, County of Kings, City and State of New York, and being more particularly designated as Section 5, Block 1313, Lot 89 on the Tax Map of the City of New York for the Borough of Brooklyn, as said Tax Map was on March 2, 1953.

SUBJECT TO the One Dollar condemnation clause as contained in the deed from the City of New York to Parbrook Construction Co., Inc., dated February 25, 1967 and recorded March 7, 1967 in Record Liber 375 at Page 324.

                                     *****

PARCEL D, BLOCK 1313, LOT 91

ALL that certain plot, piece or parcel of land, with the buildings and improvements thereon erected, situate, lying and being in the Borough of Brooklyn, County of Kings, City and State of New York, bounded and described as follows:

BEGINNING at a point on the northerly side of Sterling Street distant 33 feet 1-3/4 inches easterly from the corner formed by the intersection of the northerly side of Sterling Street with the easterly side of Washington Avenue;

                   Schedule A to Bargain and Sale Deed: Page 3

RUNNING THENCE northeasterly at an interior angle of 24 degrees 0 minutes 20 seconds with the northerly side of Sterling Street, 180 feet 10-1/2 inches;

THENCE southeasterly at an interior angle with the last course of 89 degrees 17 minutes 40 seconds, 47 feet 8 inches;

THENCE southwesterly at an interior angle with the last course of 136 degrees 56 minutes, 31 feet 8-5/8 inches to the northerly side of Sterling Street;

THENCE westerly along the northerly side of Sterling Street 173 feet 4-3/8 inches to the point or place of BEGINNING.

                   Schedule A to Bargain and Sale Deed: Page 4

                              RESUME OF TRANSACTION

      On September 1, 1994 Western Beef-Empire Boulevard, Inc., as Tenant, entered into a long term lease agreement with Hyson Joint Venture, as Landlord, for use of the Premises known as 44, 62, 70 and 100 Empire Boulevard, Brooklyn, New York, Among other Standard Commercial leasing provisions, the agreement between the parties contained a Purchase Option at article 32, page 33, which provided for Tenant's option to purchase the Premises at various times throughout the term of the lease. The lease further led that the Landlord would provide purchase money financing of the entire Purchase Price. The Tenant pursuant to written notice exercised it's option to purchase the premises in September of 1997. The Purchase Price was listed in the lease as $2,105,263.16. Interest on the purchase money loan was listed at six and one quarter (6 1/4%) percent. The Purchase Price was reduced pursuant to agreement of the Landlord and Tenant to $2,055,263.16. Said reduction was a result of a verbal agreement between the principals of the Landlord and Tenant to the effect that the original Purchase price of $2,105,263.16 was designed to compensate the Landlord for any capital gains tax that would result from any sale. The true Purchase price between the parties was $2,000,000.00. The sum of $105,263.16 was the amount of capital gains tax that the Landlord would be responsible for. The intention of the parties was to make whole the Landlord if such taxes were to be incurred. This agreement was a verbal agreement of the parties negotiated by the Landlord just prior to execution of the lease. Nowhere in the lease is this agreement provided for, however, counsels' notes of the agreement and early drafts of the lease show the originally contemplated Purchase price of $2,000,000.00. Tenant accepted this agreement since Landlord would be providing 100% purchase money financing (which results in savings to Tenant as a result of not having to pay typical Bank lending fees) and as result of the favorable interest rate. However, on or about June of 1997, the New York State Capital Gains Tax ("Cuomo Tax") was repealed and no longer a cost to Landlord. As a result, Tenant, as Purchaser, negotiated the current Purchase Price of $2,055,263.16. The tenant, Western Beef-Empire Boulevard, Inc. assigned its interest in and to the purchase option to a newly formed related entity called Western Beef Retail, Inc. Western Beef Retail, Inc. is the current holding corporation for all of western Beef, Inc.'s Real Estate holdings. Closing took place on May 5, 1998 at 10 A.M. at the offices of Landlord, (Sellers) counsel Kleiger & Kleiger 80 Cuttermill Road, Great Neck, New York 11021. Tenant, (Purchaser) was represented by George Cacoulidis of Salon, Marrow & Dyckman, LLP, 685 Third Avenue, 21st Floor, New York, New York 10017. The specific closing costs of the transaction are set forth in the enclosed closing statement.

                          PURCHASER'S CLOSING STATEMENT

Purchaser           :  Western Beef-Retail, Inc.
                       47-05 Metropolitan Avenue
                       Ridgewood, New York 11385

Seller              :  Hyson Joint Venture
                       40 Seeley Street
                       Brooklyn, New York 11218

Premises Purchased  :  Real Property and all buildings located at 44,
                       62, 70 and 100 Empire Boulevard, Brooklyn, New York 11225 and 23 and 25 Sterling Street, Brooklyn, New York 11225, known as Section 5; Block 1313; lots 1, 14, 19, 26, 89 and 91 on the Kings County Land and Tax Maps.

Purchase Price      :  $2,055,263.16

Mortgagee           :  Seller Hyson Joint Venture

Terms of Mortgage   :  l00% purchase money financing at 6 1/4% amortized and
                       self liquidated over 15 years (180) consecutive monthly payments.

Title Company       :  Chicago Title Insurance Co.
                       1211 Avenue of the Americas
                       New York, New York

Attendance at
Closing             :  - Seller, Hyson Joint Venture, by: Jeffrey S. Aaron,
                       General Partner;
                       - Seller's Counsel by: Kleiger & Kleiger
                       - Messrs. Howard Kleiger and Michael Schacter
                       - Purchaser, Western Beef-Empire Boulevard, Inc.,
                       by: Peter Castellana, Jr., President;
                       - Frank Castellana, Secretary;
                       - Purchaser's Counsel, by: Salon, Marrow & Dyckman, LLP,
                       by: George Cacoulidis, Esq.;
                       - Chicago Title Insurarance Company.

                  [LETTERHEAD OF SALON, MARROW & DYCKMAN, LLP]

Via Telecopier                                        May 22, 1998

Western Beef, Inc.
47-05 Metropolitan Avenue
Ridgewood, New York 11385

Attention: Santino Montalbano
       Re: Empire Boulevard Note payments

Dear Santino:

      The Empire Boulevard note is payable as follows:

Term: Fifteen (15) Years

Total Number of Payments: One Hundred Eighty (180)

Amount of Note:  $2,055,263.16

Monthly Payment: $17,622.30

SPECIAL NOTE: (A) On June 1, 1998 an interest only payment of $9,502.07 is due for the period May 5, 1998 (closing date) through May 31, 1998.

(B) Commencing July 1, 1998 monthly payments of $17,622.30 shall be payable the first day of each and every month through to June 1, 2013 at which time the loan will have be paid full.

                                  Very truly yours,

                                  /s/ George Cacoulidis
                                  George Cacoulidis

WB-EMPIRE BLVD.                                                         EB260000
CLOSING STATEMENT SUMMARY
HYSON JOINT VENTURE - PROPERTY
  5/4/98

EXPENSES

      RENT 5/1-4/98             1,612.90
      WATER                     6,925.04
      WATER                       954.15
      DIF. ON REFUND           (1,841.08)
                               ---------
      TOTAL                     7,651.01
                               =========

      SEC DEP. 9/94            25,000.00
                               ---------
      REFUND 5/4/98            17,348.99
                               =========

PROPERTY COSTS:

MORTGAGE NOTE-HYSON JOINT VENTURE                      2,055,263.16
MISCELLANEOUS TITLE COSTS                                 12,443.00
MORTGAGE RECORDING TAX                                    56,519.74
                                                       ------------
                  TOTAL ACQUISITION COST               2,124,225.90
                                                       ============

ALLOCATION:
                  LAND                  20%              424,845.18
                  BUILDING              80%            1,699,380.72
                                                       ------------
                  TOTAL                                2,124,225.90
                                                       ============

EMPIRE BLVD.

Compound Period .........:    Monthly

Nominal Annual Rate .....:    6.250  %
Effective Annual Rate ...:    6.432  %
Periodic Rate ...........:    0.5208 %
Daily Rate ..............:    0.01712%


CASH FLOW DATA

--------------------------------------------------------------------------------
 Event           Start Date       Amount    Number  Period     End Date
--------------------------------------------------------------------------------
1 Loan           05/05/1998   2,055,263.16       1
2 Payment        06/01/1998       9,502.07       1
3 Payment        07/01/1998      17,622.30     180 Monthly     06/01/2013

AMORTIZATION SCHEDULE - Normal Amortization

------------------------------------------------------------------------------------------
        Date               Payment         Interest          Principal          Balance
------------------------------------------------------------------------------------------
Loan    05/05/1998                                                            2,055,263.16
   1    06/01/1998         9,502.07        9,502.08               0.01-       2,055,263.17
   2    07/01/1998        17,622.30       10,704.50           6,917.80        2,048,345.37
   3    08/01/1998        17,622.30       10,668.47           6,953.83        2,041,391.54
   4    09/01/1998        17,622.30       10,632.25           6,990.05        2,034,401.49
   5    10/01/1998        17,622.30       10,595.85           7,026.45        2,027,375.04
   6    11/01/1998        17,622.30       10,559.25           7,063.05        2,020,311.99
   7    12/01/1998        17,622.30       10,522.46           7,099.84        2,013,212.15
1998 Totals              115,235.87       73,184.86          42,051.01

   8    01/01/1999        17,622.30       10,485.49           7,136.81        2,006,075.34
   9    02/01/1999        17,622.30       10,448.31           7,173.99        1,998,901.35
  10    03/01/1999        17,622.30       10,410.95           7,211.35        1,991,690.00
  11    04/01/1999        17,622.30       10,373.39           7,248.91        1,984,441.09
  12    05/01/1999        17,622.30       10,335.64           7,286.66        1,977,154.43
  13    06/01/1999        17,622.30       10,297.68           7,324.62        1,969,829.81
  14    07/01/1999        17,622.30       10,259.54           7,362.76        1,962,467.05
  15    08/01/1999        17,622.30       10,221.19           7,401.11        1,955,065.94
  16    09/01/1999        17,622.30       10,182.64           7,439.66        1,947,626.28
  17    10/01/1999        17,622.30       10,143.89           7,478.41        1,940,147.87
  18    11/01/1999        17,622.30       10,104.94           7,517.36        1,932,630.51
  19    12/01/1999        17,622.30       10,065.79           7,556.51        1,925,074.00
1999 Totals              211,467.60      123,329.45          88,138.15

  20    01/01/2000        17,622.30       10,026.43           7,595.87        1,917,478.13
  21    02/01/2000        17,622.30        9,986.87           7,635.43        1,909,842.70
  22    03/01/2000        17,622.30        9,947.10           7,675.20        1,902,167.50
  23    04/01/2000        17,622.30        9,907.13           7,715.17        1,894,452.33
  24    05/01/2000        17,622.30        9,866.94           7,755.36        1,886,696.97
  25    06/01/2000        17,622.30        9,826.55           7,795.75        1,878,901.22
  26    07/01/2000        17,622.30        9,785.95           7,836.35        1,871,064.87

EMPIRE BLVD.

------------------------------------------------------------------------------------------
        Date               Payment         Interest          Principal          Balance
------------------------------------------------------------------------------------------
  27    08/01/2000        17,622.30        9,745.13           7,877.17        1,863,187.70
  28    09/01/2000        17,622.30        9,704.11           7,918.19        1,855,269.51
  29    10/01/2000        17,622.30        9,662.87           7,959.43        1,847,310.08
  30    11/01/2000        17,622.30        9,621.41           8,000.89        1,839,309.19
  31    12/01/2000        17,622.30        9,579.74           8,042.56        1,831,266.63
2000 Totals              211,467.60      117,660.23          93,807.37

  32    01/01/2001        17,622.30        9,537.85           8,084.45        1,823,182.18
  33    02101/2001        17,622.30        9,495.75           8,126.55        1,815,055.63
  34    03/01/2001        17,622.30        9,453.42           8,168.88        1,806,886.75
  35    04/01/2001        17,622.30        9,410.87           8,211.43        1,798,675.32
  36    05/01/2001        17,622.30        9,368.11           8,254.19        1,790,421.13
  37    06/01/2001        17,622.30        9,325.11           8,297.19        1,782,123.94
  38    07/01/2001        17,622.30        9,281.90           8,340.40        1,773,783.54
  39    08/01/2001        17,622.30        9,238.46           8,383.84        1,765,399.70
  40    09/01/2001        17,622.30        9,194.79           8,427.51        1,756,972.19
  41    10/01/2001        17,622.30        9,150.90           8,471.40        1,748,500.79
  42    11/01/2001        17,622.30        9,106.78           8,515.52        1,739,985.27
  43    12/01/2001        17,622.30        9,062.43           8,559.87        1,731,425.40
2001 Totals              211,467.60      111,626.37          99,841.23

  44    01/01/2002        17,622.30        9,017.85           8,604.45        1,722,820.95
  45    02/01/2002        17,622.30        8,973.03           8,649.27        1,714,171.68
  46    03/01/2002        17,622.30        8,927.98           8,694.32        1,705,477.36
  47    04/01/2002        17,622.30        8,882.70           8,739.60        1,696,737.76
  48    05/01/2002        17,622.30        8,837.18           8,785.12        1,687,952.64
  49    06/01/2002        17,622.30        8,791.42           8,830.88        1,679,121.76
  50    07/01/2002        17,622.30        8,745.43           8,876.87        1,670,244.89
  51    08/01/2002        17,622.30        8,699.20           8,923.10        1,661,321.79
  52    09/01/2002        17,622.30        8,652.72           8,969.58        1,652,352.21
  53    10/01/2002        17,622.30        8,606.01           9,016.29        1,643,335.92
  54    11/01/2002        17,622.30        8,559.05           9,063.25        1,634,272.67
  55    12/01/2002        17,622.30        8,511.84           9,110.46        1,625,162.21
2002 Totals              211,467.60      105,204.41         106,263.19

  56    01/01/2003        17,622.30        8,464.39           9,157.91        1,616,004.30
  57    02/01/2003        17,622.30        8,416.69           9,205.61        1,606,798.69
  58    03/01/2003        17,622.30        8,368.75           9,253.55        1,597,545.14
  59    04/01/2003        17,622.30        8,320.55           9,301.75        1,588,243.39
  60    05/01/2003        17,622.30        8,272.11           9,350.19        1,578,893.20
  61    06/01/2003        17,622.30        8,223.41           9,398.89        1,569,494.31
  62    07/01/2003        17,622.30        8,174.45           9,447.85        1,560,046.46
  63    08/01/2003        17,622.30        8,125.25           9,497.05        1,550,549.41
  64    09/01/2003        17,622.30        8,075.78           9,546.52        1,541,002.89
  65    10/01/2003        17,622.30        8,026.06           9,596.24        1,531,406.65
  66    11/01/2003        17,622.30        7,976.08           9,646.22        1,521,760.43
  67    12/01/2003        17,622.30        7,925.84           9,696.46        1,512,063.97
2003 Totals              211,467.60       98,369.36         113,098.24

EMPIRE BLVD.

------------------------------------------------------------------------------------------
        Date               Payment         Interest          Principal          Balance
------------------------------------------------------------------------------------------
  68    01/01/2004        17,622.30        7,875.34           9,746.96        1,502,317.01
  69    02/01/2004        17,622.30        7,824.57           9,797.73        1,492,519.28
  70    03/01/2004        17,622.30        7,773.54           9,848.76        1,482,670.52
  71    04/01/2004        17,622.30        7,722.25           9,900.05        1,472,770.47
  72    05/01/2004        17,622.30        7,670.68           9,951.62        1,462,818.85
  73    06/01/2004        17,622.30        7,618.85          10,003.45        1,452,815.40
  74    07/01/2004        17,622.30        7,566.75          10,055.55        1,442,759.85
  75    08/01/2004        17,622.30        7,514.38          10,107.92        1,432,651.93
  76    09/01/2004        17,622.30        7,461.73          10,160.57        1,422,491.36
  77    10/01/2004        17,622.30        7,408.81          10,213.49        1,412,277.87
  78    11/01/2004        17,622.30        7,355.62          10,266.68        1,402,011.19
  79    12/01/2004        17,622.30        7,302.15          10,320.15        1,391,691.04
2004 Totals              211,467.60       91,094.67         120,372.93

  80    01/01/2005        17,622.30        7,248.39          10,373.91        1,381,317.13
  81    02/01/2005        17,622.30        7,194.36          10,427.94        1,370,889.19
  82    03/01/2005        17,622.30        7,140.05          10,482.25        1,360,406.94
  83    04/01/2005        17,622.30        7,085.46          10,536.84        1,349,870.10
  84    05/01/2005        17,622.30        7,030.58          10,591.72        1,339,278.38
  85    06/01/2005        17,622.30        6,975.41          10,646.89        1,328,631.49
  86    07/01/2005        17,622.30        6,919.96          10,702.34        1,317,929.15
  87    08/01/2005        17,622.30        6,864.22          10,758.08        1,307,171.07
  88    09/01/2005        17,622.30        6,808.19          10,814.11        1,296,356.96
  89    10/01/2005        17,622.30        6,751.86          10,870.44        1,285,486.52
  90    11/01/2005        17,622.30        6,695.25          10,927.05        1,274,559.47
  91    12/01/2005        17,622.30        6,638.33          10,983.97        1,263,575.50
2005 Totals              211,467.60       83,352.06         128,115.54

  92    01/01/2006        17,622.30        6,581.13          11,041.17        1,252,534.33
  93    02/01/2006        17,622.30        6,523.62          11,098.68        1,241,435.65
  94    03/01/2006        17,622.30        6,465.81          11,156.49        1,230,279.16
  95    04/01/2006        17,622.30        6,407.71          11,214.59        1,219,064.57
  96    05/01/2006        17,622.30        6,349.30          11,273.00        1,207,791.57
  97    06/01/2006        17,622.30        6,290.58          11,331.72        1,196,459.85
  98    07/01/2006        17,622.30        6,231.56          11,390.74        1,185,069.11
  99    08/01/2006        17,622.30        6,172.24          11,450.06        1,173,619.05
 100    09/01/2006        17,622.30        6,112.60          11,509.70        1,162,109.35
 101    10/01/2006        17,622.30        6,052.66          11,569.64        1,150,539.71
 102    11/01/2006        17,622.30        5,992.40          11,629.90        1,138,909.81
 103    12/01/2006        17,622.30        5,931.83          11,690.47        1,127,219.34
2006 Totals              211,467.60       75,111.44         136,356.16

 104    01/01/2007        17,622.30        5,870.94          11,751.36        1,115,467.98
 105    02/01/2007        17,622.30        5,809.73          11,812.57        1,103,655.41
 106    03/01/2007        17,622.30        5,748.21          11,874.09        1,091,781.32
 107    04/01/2007        17,622.30        5,686.36          11,935.94        1,079,845.38
 108    05/01/2007        17,622.30        5,624.20          11,998.10        1,067,847.28
 109    06/01/2007        17,622.30        5,561.71          12,060.59        1,055,786.69

EMPIRE BLVD

------------------------------------------------------------------------------------------
        Date               Payment         Interest          Principal          Balance
------------------------------------------------------------------------------------------
 110    07/01/2007        17,622.30        5,498.89          12,123.41        1,043,663.28
 111    08/01/2007        17,622.30        5,435.75          12,186.55        1,031,476.73
 112    09/01/2007        17,622.30        5,372.28          12,250.02        1,019,226.71
 113    10/01/2007        17,622.30        5,308.48          12,313.82        1,006,912.89
 114    11/01/2007        17,622.30        5,244.34          12,377.96          994,534.93
 115    12/01/2007        17,622.30        5,179.87          12,442.43          982,092.50
2007 Totals              211,467.60       66,340.76         145,126.84

 116    01/01/2008        17,622.30        5,115.07          12,507.23          969,585.27
 117    02/01/2008        17,622.30        5,049.93          12,572.37          957,012.90
 118    03/01/2008        17,622.30        4,984.44          12,637.86          944,375.04
 119    04/01/2008        17,622.30        4,918.62          12,703.68          931,671.36
 120    05/01/2008        17,622.30        4,852.46          12,769.84          918,901.52
 121    06/01/2008        17,622.30        4,785.95          12,836.35          906,065.17
 122    07/01/2008        17,622.30        4,719.09          12,903.21          893,161.96
 123    08/01/2008        17,622.30        4,651.89          12,970.41          880,191.55
 124    09/01/2008        17,622.30        4,584.33          13,037.97          867,153.58
 125    10/01/2008        17,622.30        4,516.43          13,105.87          854,047.71
 126    11/01/2008        17,622.30        4,448.17          13,174.13          840,873.58
 127    12/01/2008        17,622.30        4,379.55          13,242.75          827,630.83
2008 Totals              211,467.60       57,005.93         154,461.67

 128    01/01/2009        17,622.30        4,310.58          13,311.72          814,319.11
 129    02/01/2009        17,622.30        4,241.25          13,381.05          800,938.06
 130    03/01/2009        17,622.30        4,171.55          13,450.75          787,487.31
 131    04/01/2009        17,622.30        4,101.50          13,520.80          773,966.51
 132    05/01/2009        17,622.30        4,031.08          13,591.22          760,375.29
 133    06/01/2009        17,622.30        3,960.29          13,662.01          746,713.28
 134    07/01/2009        17,622.30        3,889.13          13,733.17          732,980.11
 135    08/01/2009        17,622.30        3,817.61          13,804.69          719,175.42
 136    09/01/2009        17,622.30        3,745.71          13,876.59          705,298.83
 137    10/01/2009        17,622.30        3,673.43          13,948.87          691,349.96
 138    11/01/2009        17,622.30        3,600.78          14,021.52          677,328.44
 139    12/01/2009        17,622.30        3,527.75          14,094.55          663,233.89
2009 Totals              211,467.60       47,070.66         164,396.94

 140    01/01/2010        17,622.30        3,454.34          14,167.96          649,065.93
 141    02/01/2010        17,622.30        3,380.55          14,241.75          634,824.18
 142    03/01/2010        17,622.30        3,306.38          14,315.92          620,508.26
 143    04/01/2010        17,622.30        3,231.82          14,390.48          606,117.78
 144    05/01/2010        17,622.30        3,156.87          14,465.43          591,652.35
 145    06/01/2010        17,622.30        3,081.52          14,540.78          577,111.57
 146    07/01/2010        17,622.30        3,005.79          14,616.51          562,495.06
 147    08/01/2010        17,622.30        2,929.66          14,692.64          547,802.42
 148    09/01/2010        17,622.30        2,853.14          14,769.16          533,033.26
 149    10/01/2010        17,622.30        2,776.22          14,846.08          518,187.18
 150    11/01/2010        17,622.30        2,698.89          14,923.41          503,263.77
 151    12/01/2010        17,622.30        2,621.17          15,001.13          488,262.64

EMPIRE BLVD.

------------------------------------------------------------------------------------------
        Date               Payment         Interest          Principal          Balance
------------------------------------------------------------------------------------------
2010 Totals              211,467.60       36,496.35         174,971.25

 152    01/01/2011        17,622.30        2,543.04          15,079.26          473,183.38
 153    02/01/2011        17,622.30        2,464.50          15,157.80          458,025.58
 154    03/01/2011        17,622.30        2,385.55          15,236.75          442,788.83
 155    04/01/2011        17,622.30        2,306.19          15,316.11          427,472.72
 156    05/01/2011        17,622.30        2,226.42          15,395.88          412,076.84
 157    06/01/2011        17,622.30        2,146.23          15,476.07          396,600.77
 158    07/01/2011        17,622.30        2,065.63          15,556.67          381,044.10
 159    08/01/2011        17,622.30        1,984.61          15,637.69          365,406.41
 160    09/01/2011        17,622.30        1,903.16          15,719.14          349,687.27
 161    10/01/2011        17,622.30        1,821.29          15,801.01          333,886.26
 162    11/01/2011        17,622.30        1,738.99          15,883.31          318,002.95
 163    12/01/2011        17,622.30        1,656.27          15,966.03          302,036.92
2011 Totals              211,467.60       25,241.88         186,225.72

 164    01/01/2012        17,622.30        1,573.11          16,049.19          285,987.73
 165    02/01/2012        17,622.30        1,489.52          16,132.78          269,854.95
 166    03/01/2012        17,622.30        1,405.50          16,216.80          253,638.15
 167    04/01/2012        17,622.30        1,321.03          16,301.27          237,336.88
 168    05/01/2012        17,622.30        1,236.13          16,386.17          220,950.71
 169    06/01/2012        17,622.30        1,150.79          16,471.51          204,479.20
 170    07/01/2012        17,622.30        1,065.00          16,557.30          187,921.90
 171    08/01/2012        17,622.30          978.76          16,643.54          171,278.36
 172    09/01/2012        17,622.30          892.08          16,730.22          154,548.14
 173    10/01/2012        17,622.30          804.94          16,817.36          137,730.78
 174    11/01/2012        17,622.30          717.35          16,904.95          120,825.83
 175    12/01/2012        17,622.30          629.30          16,993.00          103,832.83
2012 Totals              211,467.60       13,263.51         198,204.09

 176    01/01/2013        17,622.30          540.80          17,081.50           86,751.33
 177    02/01/2013        17,622.30          451.83          17,170.47           69,580.86
 178    03/01/2013        17,622.30          362.40          17,259.90           52,320.96
 179    04/01/2013        17,622.30          272.51          17,349.79           34,971.17
 180    05/01/2013        17,622.30          182.14          17,440.16           17,531.01
 181    06/01/2013        17,622.30           91.29          17,531.01                0.00
2013 Totals              105,733.80        1,900.97         103,832.83

Grand Totals           3,181,516.07    1,126,252.91       2,055,263.16